Exhibit 10.1

AMENDMENT TO CONVERTIBLE PROMISSORY NOTE

This Amendment to Convertible Promissory Note (this “Amendment”) is entered into as of May 13, 2025 (the “Amendment Date”), by and between Streeterville Capital, LLC, a Utah limited liability company (“Investor”), and MKDWELL Tech, Inc., a British Virgin Islands company (“Company”).

A. Company issued that certain Convertible Promissory Note in the original principal amount of $1,851,000.00 to Investor on November 26, 2024 (the “Note”) pursuant to that certain Securities Purchase Agreement between Company and Investor dated November 26, 2024 (the “Purchase Agreement”).

B. Investor and Company have agreed, subject to the terms, amendments, conditions and understandings expressed in this Amendment, to amend the Note.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.

2. Conversion Price. The definition of the term “Conversion Price” is hereby deleted in its entirety and replaced with the following:

“A1. “Conversion Price” means 80% multiplied by the lower of: (a) the closing trade price of the Ordinary Shares on the prior Trading Day, and (b) the average closing trade price of the Ordinary Shares for the prior ten (10) Trading Days.”

3. 424B Sticker Update. Within two (2) Trading Days of the Amendment Date, Company will file a 424B “sticker update” to its outstanding F-1 registration statement (File No. 333-284420) to disclose this Amendment. This Amendment will become effective upon the filing of such sticker update.

4. Representations and Warranties. Each of Company and Investor, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a) Such party has full power and authority to enter into this Amendment and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action.

(b) No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Amendment or the performance of any of the obligations of such party hereunder.

5. Certain Acknowledgments. Each of the parties acknowledges and agrees that no property or cash consideration of any kind whatsoever has been or shall be given by Investor to Company in connection with this Amendment.

6. Other Terms Unchanged. The Note, as amended by this Amendment, remains and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the parties, and is in all respects agreed to, ratified, and confirmed. Any reference to the Note after the date of this Amendment is deemed to be a reference to the Note as amended by this Amendment. If there is a conflict between the terms of this Amendment and the Note, the terms of this Amendment shall control. No forbearance or waiver may be implied by this Amendment. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Investor under the Note, as in effect prior to the date hereof. For the avoidance of doubt, this Amendment shall be subject to the governing law, venue, and Arbitration Provisions, as set forth in the Purchase Agreement.

7. No Reliance. Company acknowledges and agrees that neither Investor nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Company or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Amendment and, in making its decision to enter into the transactions contemplated by this Amendment, Company is not relying on any representation, warranty, covenant or promise of Investor or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Amendment.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

9. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

INVESTOR:

Streeterville Capital, LLC

By:	/s/ John M. Fife
John M. Fife, President

COMPANY:

MKDWELL Tech, Inc.

By:	/s/ Ming-Chia Huang
Ming-Chia Huang, CEO

[Signature Page to Amendment to Convertible Promissory Note]